Commercial Mortgage Loan - CT
                             LOAN AGREEMENT



     LOAN AGREEMENT dated June 28, 1996 (together with any amendments or modifications hereto in effect from time to time, the "Agreement"), between FIRST UNION BANK OF
CONNECTICUT ("Bank") and ENERGY RESEARCH CORPORATION
("Borrower").

     Bank has agreed to make a loan to Borrower and Borrower has agreed to accept the loan proceeds in the principal amount of Two Million Two Hundred Fifty Thousand and 00/100 Dollars ($2,250,000.00) (the "Loan"), on the terms and conditions set forth herein. The Loan shall be evidenced by a Mortgage Note of even date herewith from Borrower to Bank (the "Note").

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, Bank and Borrower agree as follows:

1.   DEFINITIONS

     1.1. "Affiliate" means First Union Corporation and any of its direct and indirect affiliates and subsidiaries.

     1.2. "Commitment Letter" means the commitment letter dated April 26, 1996 pursuant to which Bank committed to make the Loan to Borrower.

     1.3.  "Guarantor" means Fuel Cell Manufacturing
Corporation and Fuel Cell Engineering Corporation, collectively.

     1.4. "Liabilities" means, collectively: (i) the repayment of all sums due under the Note (and all extensions, renewals, replacements, substitutions, amendments and modifications thereof) and the other Loan Documents, including, without limitation, principal, interest, fees, late charges and expenses, including attorneys' fees and/or allocated fees of Bank's in-house legal counsel; (ii) the repayment of all indebtedness incurred or arising pursuant to the provisions of the Mortgage; (iii) the performance of all terms, conditions and covenants set forth in the Loan Documents; and (iv) the repayment of all sums due or that may become due under the Swap Agreement (as hereinafter defined).

     1.5. "Loan Documents" means, collectively, this Agreement, the Note, that certain Open-End Mortgage and Security Agreement of even date herewith from Borrower to Bank (the "Mortgage"), that certain Guaranty and Suretyship Agreement (if any), of even date herewith from Guarantor to Bank (the "Guaranty"), General Security Agreements from Borrower and Fuel Cell Manufacturing Corporation] and any other guaranty, document, certificate or instrument executed by Borrower, Guarantor or any other obligated party in connection with the Loan, together with all amendments, modifications, renewals or extensions thereof.

     1.6. "Mortgaged Premises" means the real, personal and mixed property described in the Mortgage as the "Mortgaged
Premises" and located at 1 & 3 Great Pasture Road, Danbury,
Connecticut.

2.  THE LOAN

     2.1. Terms of Loan. Bank agrees to make the Loan to Borrower on the date hereof on the terms and conditions hereinafter set forth. The Loan will bear interest at the rate and will be repaid as set forth in the Note.

     2.2. Use of Loan Proceeds. Borrower shall use the proceeds of the Loan only for the following purpose: To repay the existing first mortgage loan pertaining to the Mortgaged Premises held by Fleet National Bank.

     2.3. Incorporation. All of the Loan Documents are hereby made a part of this Agreement to the extent and with the same effect as if fully set forth herein.

3. CONDITIONS PRECEDENT. Bank's obligations hereunder are conditioned upon the fulfillment to Bank's satisfaction of each of the following conditions precedent:

     3.1. Borrower shall have delivered or caused to be delivered to Bank each of the Loan Documents, in form and substance satisfactory to Bank, duly executed by Borrower or Guarantor, as applicable;

     3.2. Borrower shall have delivered or caused to be delivered to Bank each of the other documents, certificates and instruments required by the Commitment Letter on or prior to the date hereof, each in form and substance satisfactory to Bank; and

     3.3. Each of the other conditions contained in the Commitment Letter shall have been satisfied.

4. REPRESENTATIONS AND WARRANTIES Borrower represents and warrants as of the date hereof and, unless otherwise indicated, at all times hereafter until the Liabilities are fully paid and performed, as follows:

     4.1. Organization, Powers. Borrower (i) is a corporation, duly organized, validly existing and in good standing under the laws of the state of its organization, and is authorized to do business in each other jurisdiction wherein its ownership of property or conduct of business legally requires such authorization; (ii) has the power and authority to own its properties and assets and to carry on its business as now being conducted and as now contemplated; and (iii) has the power and authority to execute, deliver and perform all of its obligations under each Loan Document to which it is a party.

     4.2. Execution of Loan Documents. Each of the Loan Documents to which Borrower is a party have been duly executed and delivered by Borrower. Execution, delivery and performance of each of the Loan Documents to which Borrower is a party will not: (i) violate any of its organizational documents, provision of law, order of any court, agency or instrumentality of government, or any provision of any indenture, agreement or other instrument to which it is a party or by which it or any of its properties is bound; (ii) result in the creation or imposition of any lien, charge or encumbrance of any nature, other than the liens created by the Loan Documents; and (iii) require any authorization, consent, approval, license, exemption of, or filing or registration with, any court or governmental authority.

     4.3.  Obligations of Borrower. Each of the Loan
Documents to which Borrower is a party is the legal, valid and binding obligation of Borrower, enforceable against it in accordance with their terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other laws or equitable principles relating to or affecting the enforcement of creditors' rights generally. Borrower is obtaining the Loan for commercial purposes.

     4.4. Litigation; Compliance with Laws. There is no action, suit, or proceeding at law or in equity or by or before any governmental authority, agency or other instrumentality now pending or, to the knowledge of Borrower, threatened against or affecting Borrower or any of its properties or rights which, if adversely determined, would materially impair or affect: (i) the value of any collateral securing the Liabilities; (ii) Borrower's right to carry on its business substantially as now conducted (and as now contemplated); (iii) its financial condition; or (iv) its capacity to consummate and perform its obligations under the Loan Documents to which Borrower is a party. Borrower is in substantial compliance with all laws, ordinances, rules, regulations and requirements which materially affect Borrower, its assets or the operation of its business, and is not in violation of or in default with respect to any order, writ, injunction, decree or demand of any court or governmental authority.

     4.5. Payment of Taxes. Borrower has filed or caused to be filed all federal, state and local tax returns which are required to be filed, and has paid or caused to be paid all taxes as shown on said returns or on any assessment received by it, to the extent that such taxes or assessments have become due, except such that are contested in good faith by Borrower by appropriate proceedings and for which adequate reserves have been established. Borrower is not aware of any material unasserted claims for prior taxes against it for which adequate reserves satisfactory to Bank have not been established.

     4.6. No Defaults. Borrower is not in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained herein or in any material agreement or instrument to which it is a party or by which it or any of its properties is bound. No Event of Default or event which, with the giving of notice and/or lapse of time, would constitute an Event of Default has occurred and is continuing or would result from making the Loan.

     4.7. Financial Statements. All financial statements delivered by Borrower to Bank, are true, correct and complete in all material respects, fairly represent
Borrower's financial condition as of the date hereof and thereof, and no information has been omitted which would make the information previously furnished misleading or incorrect in any material respect.

     4.8. No Material Adverse Change. As of the date hereof, there has been no material adverse change in the financial condition, operations, affairs, prospects, or business of Borrower from the date of the most recent financial statements provided by Borrower to Bank.

     4.9. No Untrue Statements. No Loan Document or other document, certificate or statement furnished to Bank by or on behalf of Borrower contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein not misleading. It is specifically understood by Borrower that all such statements, representations and warranties shall be deemed to have been relied upon by Bank as an inducement to make the Loan to Borrower.
     4.10. Title to Property. Borrower has good and marketable title to all of its properties and assets listed in the most recent financial statements delivered to Bank on or prior to the date hereof, except as otherwise expressly described in said financial statements, and except those properties and assets disposed of since the date of said financial statements in the ordinary course of business.

     4.11. ERISA. No employee benefit plan established or maintained by the Borrower which is subject to the Employee Retirement Income Security Act 29 U.S.C. 1001 et seq. ("ERISA") has an accumulated funding deficiency (as such term is defined under ERISA). No material liability to the Pension Benefit Guaranty Corporation (or any successor thereto under ERISA) has been incurred by the Borrower with respect to any such plan and no Reportable Event under ERISA has occurred. The Borrower has no actual or anticipated liability under Section 4971 of the Internal Revenue Code ("Code") (relating to tax on failure to meet the minimum funding standard of Section 412 of the Code) with respect to any employee benefit plan to which it contributes but which is not maintained or established by it.

5.  COVENANTS

     5.1. Optional Hedge. Borrower may hedge the Loan's floating interest expense for the full term of the Loan by maintaining either: (i) the Swap Agreement; or (ii) a comparable interest rate swap agreement with Bank or other counterparty acceptable to Bank in a notional amount equal to the then principal balance of the Loan and providing for a fixed rate sufficient to satisfy the Debt Service Coverage Ratio requirement set forth below, and containing such other terms and conditions as shall be reasonably acceptable to Bank.

     5.2. Mergers, Restructure. Borrower shall not merge into, consolidate with or into, or sell, assign, lease or otherwise dispose of (whether in one transaction or a series of transactions) all or substantially all of its assets (now owned or hereafter acquired) to any person or entity, without the prior written consent of Bank.

     5.3. Maintenance of Business. Borrower shall: (i) continue to remain in and operate substantially the same line of business presently engaged in by it; (ii) not suspend transaction of its usual business; (iii) conduct its business in an orderly, efficient and customary manner; (iv) substantially comply with all material laws, ordinances, rules, regulations and requirements and shall maintain its business, properties and assets necessary to conduct its business in substantial compliance with all applicable material governmental laws, ordinances, approvals, rules, regulations and requirements, including without limitation, zoning, sanitary, pollution, building, environmental and safety laws and ordinances, and the rules and regulations promulgated thereunder; and (v) not remove, demolish, materially alter, discontinue the use of, sell, transfer, assign, hypothecate, pledge or otherwise dispose of any part of its properties and assets necessary for the continuance of its business, as presently conducted and as presently contemplated, other than in the normal course of its business.

     5.4. Books and Records. Borrower shall keep and maintain complete and accurate books and records in accordance with generally accepted accounting principles consistently applied, reflecting all of the financial affairs of Borrower. Borrower shall permit representatives of Bank to examine and audit Borrower's (and its parent's and its subsidiaries') books and records, to inspect Borrower's facilities and properties, and to discuss Borrower's financial condition and the contents of Borrower's financial statements with Borrower's accountants.

     5.5.  Financial Statements; Compliance Certificate.

           5.5.1.  Borrower shall furnish to Bank the
following financial information, in each instance prepared in accordance with generally accepted accounting principles consistently applied:

                   (i)  Not later than ninety (90) days
after the end of each fiscal year or ten (10) days after the filing of same with the Securities and Exchange Commission, as applicable, either (a) audited annual consolidated and consolidating financial statements of Borrower and Guarantor including, without limitation, a balance sheet, profit and loss statement and statements of income and cash flows and any other information requested by Bank, prepared by a certified public accountant acceptable to Bank, or (b) a copy of Borrower's form 10-K as filed with the Securities and Exchange Commission, together with, in either case, all supporting schedules, including, without limitation, accounts receivable and accounts payable aging reports in form, scope, substance and level of detail satisfactory to the Bank.

                   (ii)  Not later than thirty (30) days
after the end of each fiscal quarter or ten (10) days after the filing of same with the Securities and Exchange
Commission, as applicable, copies of the Form 10-Q for Borrower as filed with the Securities and Exchange
Commission, with all supporting schedules. The supporting schedules shall include, without limitation, accounts receivable and accounts payable aging reports, in form, scope, substance and level of detail satisfactory to the Bank.

                   (iii)  Not later than thirty (30) days
after filing with the Internal Revenue Service or the appropriate state taxing authority, as the case may be, a true and complete copy of all federal and state tax returns, including all schedules, of Borrower and Guarantor and for any such return not timely filed, copies of all extension requests.

                   (iv)  Not later than fifteen (15) days
after execution, copies of all permitted new or modified leases of the Mortgaged Premises.

                   (v)  Such other information respecting
the operations of Borrower and/or the Mortgaged Premises as Bank may from time to time reasonably request.

           5.5.2. Borrower shall furnish to Bank, with each set of financial statements described in Section 5.5.1. above, a compliance certificate signed by Borrower's chief financial officer certifying that: (i) all representations and warranties of Borrower set forth in this Agreement or any other Loan Document remain true and correct; (ii) none of the covenants of Borrower contained in this Agreement or any other Loan Document has been breached; and (iii) to its knowledge, no event has occurred which constitutes an Event of Default or, with the giving of notice or the passage of time, or both, would constitute an Event of Default under this Agreement or any other Loan Document. In addition, Borrower shall promptly notify Bank of the occurrence of any default, Event of Default, pending or threatened adverse litigation or material adverse change in its financial condition.

     5.6. Taxes and Other Charges. Borrower shall prepare and timely file all federal, state and local tax returns required to be filed by Borrower and promptly pay and discharge all taxes, assessments, water and sewer rents, and other governmental charges, imposed upon Borrower or on any of Borrower's property when due, but in no event after interest or penalties commence to accrue thereon or become a lien upon such property, except for those taxes, assessments, water and sewer rents, and other governmental charges then being contested in good faith by Borrower by appropriate proceedings and for which Borrower has established on its books or by deposit of cash with Bank at the option of Bank, a reserve for the payment thereof in such amount as Bank may require, and so long as such contest: (i) operates to prevent collection, stay any proceedings which may be instituted to enforce payment of such item, and prevent a sale of Borrower's property to pay such item; (ii) is maintained and prosecuted with due diligence; and (iii) shall not have been terminated or discontinued adversely to Borrower. Borrower shall submit to Bank, upon request, an affidavit signed by Borrower certifying that all federal, state and local income tax returns have been filed to date and all real property taxes, assessments and other governmental charges with respect to Borrower's properties have been paid to date. Notwithstanding the foregoing, the Bank agrees that no such reserve will be required in connection with the currently pending suit against the Department of Revenue Services filed in the Connecticut Superior Court, Judicial District of Hartford/New Britain at Hartford, including the pendency of any appeals in connection therewith.

     5.7.  Indemnification.

           5.7.1. Borrower hereby indemnifies and agrees to protect, defend and hold harmless Bank, any entity which "controls" Bank within the meaning of Section 15 of the Securities Act of 1933, as amended, or is under common control with Bank, and any member, officer, director, official, agent, employee or attorney of Bank, and their respective heirs, administrators, executors, successors and assigns (collectively, the "Indemnified Parties"), from and against any and all losses, damages, expenses or liabilities of any kind or nature and from any suits, claims or demands, including reasonable attorneys' fees incurred in investigating or defending such claim, suffered by any of them and caused by, relating to, arising out of, resulting from, or in any way connected with the Loan Documents or the transactions contemplated therein (unless determined by a final judgment of a court of competent jurisdiction to have been caused solely by the gross negligence or willful misconduct of the Indemnified Parties) including, without limitation: (i) disputes with any architect, general contractor, subcontractor, materialman or supplier, or on account of any act or omission to act by Bank in connection with the Mortgaged Premises; (ii) losses, damages (including consequential damages), expenses or liabilities sustained by Bank in connection with any environmental inspection, monitoring, sampling or cleanup of the Mortgaged Premises required or mandated by any applicable environmental law;
(iii) any untrue statement of a material fact contained in information submitted to Bank by Borrower or the omission of any material fact necessary to be stated therein in order to make such statement not misleading or incomplete; (iv) the failure of Borrower to perform any obligations herein required to be performed by Borrower; and (v) the ownership, construction, occupancy, operation, use or maintenance of the Mortgaged Premises.

          5.7.2.  In case any action shall be brought
against Bank or any other Indemnified Party in respect to which indemnity may be sought against Borrower, Bank or such other Indemnified Party shall promptly notify Borrower and Borrower shall assume the defense thereof, including the employment of counsel selected by Borrower and satisfactory to Bank, the payment of all costs and expenses and the right to negotiate and consent to settlement. The failure of Bank to so notify Borrower shall not relieve Borrower of any liability it may have under the foregoing indemnification provisions or from any liability which it may otherwise have to Bank or any of the other Indemnified Parties. Bank shall have the right, at its sole option, to employ separate counsel in any such action and to participate in the defense thereof, all at Borrower's sole cost and expense. Borrower shall not be liable for any settlement of any such action effected without its consent, but if settled with Borrower's consent, or if there be a final judgment for the claimant in any such action, Borrower agrees to indemnify and save harmless Bank from and against any loss or liability by reason of such settlement or judgment.

          5.7.3. The provisions of this Section 5.7 shall survive the repayment or other satisfaction of the Liabilities.

     5.8. Financial Covenants. Borrower shall comply with each of the following financial covenants:

          5.8.1. Borrower shall not permit Tangible Net Worth of Borrower and Guarantor, on a consolidated basis, at any time to be less than $8,600,000. "Tangible Net Worth" is defined, at any date as (i) the aggregate amount at which all assets of the Borrower and Guarantor, on a consolidated basis, would be shown on a balance sheet at such date after deducting capitalized research and development costs, capitalized interest, goodwill, patents, trademarks, trade names, copyrights, service works, franchises, licenses, amounts owing from officers, directors, shareholders, principals, partners or affiliates of the Borrower and any investments in any entities owned or controlled by any of the foregoing, and such other assets as are properly classified as "intangible assets" less (ii) Total Liabilities. For the fiscal year ending October 31, 1996, Tangible Net Worth shall equal or exceed $8,950,000. For each fiscal year thereafter, Tangible Net Worth shall increase over the immediately preceding fiscal year by not
less than $600,000.   "Total Liabilities" is defined at any
date as all liabilities of the Borrower and Guarantor, on a consolidated basis, including capitalized leases and all reserves for deferred taxes and other deferred sums, which would properly appear on the liabilities side of a balance sheet in accordance with Generally Accepted Accounting Principles ("GAAP") applied on a consistent basis.


          5.8.2.  Borrower shall not permit the ratio of
Total Liabilities to Tangible Net Worth of Borrower and
Guarantor, on a consolidated basis, at any time to exceed
1.5:1.0.

          5.8.3. Borrower shall at all times maintain at the end of each fiscal quarter of Borrower a Debt Service Coverage Ratio of Borrower and Guarantor, on a consolidated basis, of not less than 2.5. to 1.0. Debt Service Coverage Ratio is defined as:

                       EBITDA - Main Cap Ex
                  ____________________________
                 CMLTD + CPCLO + interest expense

where:

EBITDA means earnings before interest, taxes, depreciation and amortization for the one year period ending on the date of determination;

CMLTD means current maturities of long term debt;

CPCLO means current portion of capital lease obligations;
and

Main. Cap Ex means that portion of capital expenditures for the one year period ending on the date of determination necessary for property, plant and equipment to maintain existing revenue levels

          5.8.4.  Retained Earnings of Borrower and
Guarantor, on a consolidated basis determined in accordance with GAAP, shall increase annually by an amount not less than $350,000.

          5.8.5.  Borrower shall maintain its primary
operating accounts at Bank.

          5.8.6.  Borrower shall maintain a Loan to Value
Ratio of not more than 75%. Loan to Value Ratio means the outstanding principal balance of the Loan at the time in question divided by the then current fair market value of the Mortgaged Premises, as determined by Bank in its reasonable judgment.
          5.8.7. Borrower and Guarantor, on a consolidated basis, shall not make any loans or advances to any other person or entity other than any Guarantor in excess of $250,000 annually without the express written consent of the Bank which shall not be unreasonably withheld.

          5.8.8. Except for obligations to the Bank or any Affiliate and except for obligations in relation to Permitted Liens (as defined in Section 5.13), Borrower and Guarantor, on a consolidated basis, shall not create, incur, assume or permit to exist any indebtedness for borrowed money, for the deferred purchase price of property or services, for reimbursement of letters of credit issued by others, or any other indebtedness evidenced by a note, bond or other instrument, in excess of $250,000 annually without the express written consent of the Bank, which shall not be unreasonably withheld.

          5.8.9. Borrower shall not assume, guarantee, endorse or otherwise become directly or contingently liable for the obligations of any other person or entity except for obligations of any Guarantor, which obligations do not violate any duty or obligation of such Guarantor to the Bank and except by endorsement of negotiable instruments for deposit or collection in the ordinary course of business.

          5.8.10.  All amounts due from Borrower to
affiliates and/or shareholders of Borrower shall be fully subordinated in writing to all obligations of Borrower to the Bank on terms satisfactory to the Bank.

     5.9. Contracts. Borrower shall not cancel any of the Borrower's contracts with the Department of Energy, for any reason. On a quarterly basis, Borrower will provide Bank with an updated schedule of contracts indicating face value and percentage of completion along with a re-affirmation that all contracts are in full force and effect in terms of each parties' contractual obligations.

     5.10. Default on Other Contracts or Obligations. Borrower shall not default on any material contract with, or obligations due to any third party, or default in the performance of any material obligation to a third party incurred for money borrowed, which default has a material adverse effect on Borrower and its business.

     5.11. Judgment Entered. Borrower shall not permit the entry of any money judgment or the assessment against, the filing of any tax lien against, or the issuance of any writ of garnishment or attachment against any property of or debts due Borrower or Guarantor except such that are contested in good faith by Borrower by appropriate proceedings and for which adequate reserves have been established.

     5.12. Change of Fiscal Year. Borrower shall not change its fiscal year without the express written consent of the Bank.

     5.13. Encumbrances. Borrower shall not create any mortgage, security deed, deed of trust, pledge, lien, charge or other encumbrance on any of its assets, whether now owned or hereafter acquired other than (i) security interests required by the Loan Documents; (ii) liens for taxes contested in good faith; (iii) liens accruing by law for employee benefits (other than liens arising under ERISA);
(iv) existing liens listed on Schedule 5.13 attached hereto and liens as to which the Bank has given its express prior written consent; or (v) liens which secure obligations permitted pursuant to 5.8.8. ("Permitted Liens").

     5.14. Investments. Borrower shall not purchase or acquire any stock, securities, or evidence of indebtedness of any other person or entity except investments in direct obligations of the United States Government and certificates of deposit of United States commercial banks having a tier 1 capital ratio of not less than 6% and then in an amount not exceeding 10% of the issuing bank's unimpaired capital and surplus.

     5.15. Notice of Certain Events. Borrower shall promptly give written notice to the Bank of (i) the details of any Reportable Events (as defined in ERISA) which have occurred; (ii) the occurrence of any event which alone or with notice, the passage of time, or both, would constitute an Event of Default; (iii) the commencement of any proceeding or litigation which, if adversely determined, would adversely affect its financial condition or ability to conduct its business; and (iv) the formation of any subsidiary of the Borrower after the date of this Agreement, which notice shall be accompanied by the resolution of the Board of Directors of such subsidiary authorizing such subsidiary to execute a guaranty of the Liabilities, satisfactory in form and substance to the Bank, together with such guaranty duly executed by such subsidiary.

     5.16. Preservation of Property; Insurance. Borrower shall keep and maintain, and require its subsidiaries to keep and maintain, all of its and their property and assets in good order and repair, maintain extended coverage, general liability, business interruption, hazard, property and other insurance in amounts deemed sufficient by the Bank and as is customary for businesses similar to the Borrower's business, and deliver to the Bank certificates of all such insurance in effect; and cause all such policies covering any collateral and business interruption to contain loss payee endorsements in favor of the Bank and to be subject to cancellation or reduction in coverage only upon 30 days prior written notice thereof to the Bank at its address set forth in this Agreement.

     5.17. Accounts. Borrower shall not sell, assign, transfer or dispose of any of its accounts or notes receivable, with or without recourse, except to the Bank.

     5.18. Sale-Leaseback Transactions. Borrower shall not enter into any sale-leaseback transaction or any transaction howsoever termed which would have the same or substantially the same result or effect as a sale-leaseback.

     5.19. Prepayment of Other Indebtedness. Borrower shall not prepay any material amounts not required to be prepaid, except to the Bank or any Affiliate, or cause or permit to be accelerated any material amounts on any outstanding indebtedness now existing or hereafter arising;

6.  EVENTS OF DEFAULT AND REMEDIES

    6.1.  Each of the following shall constitute a default
(each, an "Event of Default") hereunder:

          6.1.1. Non-payment when due of any sum required to be paid to Bank under any of the Loan Documents;

          6.1.2.  A breach of the covenants contained in
Sections 5.2., 5.3., 5.6., 5.8., 5.9., 5.10., 5.11., 5.12.,
5.13. or 5.14.hereof;

          6.1.3. A breach by Borrower of any other term, covenant, condition, obligation or agreement under this Agreement, and the continuance of such breach for a period of fifteen (15) days after written notice thereof shall have been given to Borrower;

          6.1.4.  Any representation or warranty made by
Borrower or Guarantor in this Agreement or any other Loan
Document shall prove to be false, incorrect or misleading in any material respect as of the date when made;

          6.1.5.  An Event of Default under any of the other
Loan Documents.

          6.1.6.  An Event of Default under that  certain
Loan Agreement by and between Fuel Cell Manufacturing
Corporation and Bank of even date herewith or any document related thereto or any other instrument, document or agreement between Borrower, any Guarantor and the Bank.

          6.1.7. The filing by or against Borrower or any Guarantor of a petition seeking relief, or the granting of relief, under the Federal Bankruptcy Code or any similar federal or state statute; any assignment for the benefit of creditors made by Borrower or any Guarantor; the appointment of a custodian, receiver, liquidator or trustee for Borrower or any Guarantor or for any of the property of Borrower or any Guarantor, or any action by Borrower or any Guarantor to effect any of the foregoing; or if Borrower or any Guarantor becomes insolvent (however defined) or is not paying its debts generally as they become due;

          6.1.8.  The death, dissolution, liquidation,
merger, consolidation or reorganization of Borrower or any Guarantor, or the institution of any proceeding to effect any of the foregoing;

          6.1.9. A material deterioration in the financial condition of Borrower or any Guarantor or the occurrence of any event which, in the reasonable opinion of the Bank, impairs the financial responsibility of Borrower or any Guarantor and their ability to repay the Liabilities;


     6.2. Upon or at any time after the occurrence of an Event of Default, Bank may exercise any right, power or remedy permitted by law or as set forth in any of the Loan
Documents including, without
 limitation, the right to declare the entire unpaid amount of this Loan immediately due and payable (provided that, in the case of an Event of Default described in 6.1.7 above, the entire unpaid amount of the Loan shall immediately and automatically be due and payable) without presentment, demand, notice of any kind, protest or notice of protest, all of which are expressly waived, notwithstanding anything to the contrary contained in any of the Loan Documents.

7.  CONTINUING ENFORCEMENT OF AGREEMENT.

    If, after receipt of any payment of all or any part of the Liabilities, Bank is compelled or agrees, for settlement purposes, to surrender such payment to any person or entity for any reason (including, without limitation, a determination that such payment is void or voidable as a preference or fraudulent conveyance, an impermissible setoff, or a diversion of trust funds), then this Agreement and the other Loan Documents shall continue in full force and effect, and Borrower shall be liable for, and shall indemnify, defend and hold harmless Bank with respect to the full amount so surrendered. The provisions of this Section shall survive the termination of this Agreement and the other Loan Documents and shall remain effective notwithstanding the payment of the Liabilities, the cancellation of the Note or any other Loan Document, the release of any security interest, lien or encumbrance securing the Liabilities or any other action which Bank may have taken in reliance upon its receipt of such payment.
Any cancellation, release or other such action by Bank shall be deemed to have been conditioned upon any payment of the Liabilities having become final and irrevocable.

8.  MISCELLANEOUS

    8.1.  Integration. This Agreement and the other Loan
Documents constitute the sole agreement of the parties with respect to the transaction contemplated hereby and supersede all oral negotiations and prior writings with respect thereto.

    8.2. Attorneys' Fees and Expenses. Borrower shall pay all of the Bank's attorneys' fees and other costs incurred in connection with this transaction. If Bank retains the services of counsel by reason of a claim of a default or an Event of Default hereunder or under any of the other Loan
Documents, or on account of any matter involving this Agreement, or for examination of matters subject to Bank's approval under the Loan Documents, all costs of suit and collection and all reasonable attorneys' fees (and/or allocated fees of Bank's in-house legal counsel) and such other reasonable expenses so incurred by Bank shall forthwith, on demand, become due and payable and shall be secured hereby.

    8.3. No Implied Waiver. Bank shall not be deemed to have modified or waived any of its rights or remedies hereunder unless such modification or waiver is in writing and signed by Bank, and then only to the extent specifically set forth therein. A waiver in one event shall not be construed as continuing or as a waiver of or bar to such right or remedy on a subsequent event.

    8.4.  Partial Invalidity. The invalidity or
unenforceability of any one or more provisions of this Agreement shall not render any other provisions herein contained invalid or unenforceable. In lieu of any invalid or unenforceable provision, there shall be added automatically a valid and enforceable provision as similar in terms to such invalid or unenforceable provision as may be possible.

    8.5. Binding Effect. The covenants, conditions, waivers, releases and agreements contained in this Agreement shall bind, and the benefits thereof shall inure to, the parties hereto and their respective heirs, executors, administrators, successors and assigns; provided, however, that this Agreement cannot be assigned by Borrower without the prior written consent of Bank, and any such assignment or attempted assignment by Borrower shall be void and of no effect with respect to Bank.

     8.6. Modifications. This Agreement may not be supplemented, extended, modified or terminated except by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

     8.7. Jurisdiction. Borrower irrevocably appoints each and every owner, partner and/or officer of Borrower as its attorneys upon whom may be served any notice, process or pleading in any action or proceeding against it arising out of or in connection with this Agreement or any other Loan Document. Borrower hereby consents that any action or proceeding against it may be commenced and maintained in any court within the State of Connecticut or in the United States District Court for the District of Connecticut or, at the option of Bank, any court in which Bank shall initiate legal or equitable proceedings and which has subject matter jurisdiction over the matter in controversy, and that such action or proceeding may be commenced by service of process on any such owner, partner and/or officer. Borrower agrees that the courts of the State of Connecticut and the United States District Court for the District of Connecticut shall have jurisdiction with respect to the subject matter hereof and the person of Borrower and all collateral securing the obligations of Borrower. Borrower hereby further consents to personal jurisdiction in any other court in which Bank shall initiate legal or equitable proceedings and which has subject matter jurisdiction over the matter in controversy. Borrower hereby waives personal service of the summons and complaint or other process or papers issued in any proceeding of the type described in this Section 8.7 and agrees that service of such summons and complaint, or other process or papers may be made by regular or certified mail addressed to Borrower at the address of Borrower set forth herein. Borrower agrees not to assert any defense to any proceeding initiated by Bank based upon improper venue or inconvenient forum. Borrower agrees that any action brought by Borrower shall be commenced and maintained only in a court in the federal judicial district or county in which Bank has a place of business in Connecticut.

     8.8. Notices. All notices and communications under this Agreement shall be in writing and shall be given by either (a) hand-delivery, (b) first class mail (postage prepaid), or (c) reliable overnight commercial courier (charges prepaid) to the addresses listed in this Agreement. Notice shall be deemed to have been given and received: (i) if by hand delivery, upon delivery; (ii) if by mail, three
(3) calendar days after the date first deposited in the United States mail; and (iii) if by overnight courier, on the date scheduled for delivery. A party may change its address by giving written notice to the other party as specified herein.

     8.9. Governing Law. This Agreement shall be governed by and construed in accordance with the substantive laws of the State of Connecticut without reference to conflict of laws principles.

     8.10. Waiver of Jury Trial. BORROWER AND BANK AGREE THAT ANY SUIT, ACTION OR PROCEEDING, WHETHER CLAIM OR COUNTERCLAIM, BROUGHT BY BANK OR BORROWER ON OR WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE DEALINGS OF THE PARTIES WITH RESPECT HERETO OR THERETO, SHALL BE TRIED ONLY BY A COURT AND NOT BY A JURY. BANK AND BORROWER EACH HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND INTELLIGENTLY, AND WITH THE ADVICE OF THEIR RESPECTIVE COUNSEL, WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION OR PROCEEDING. FURTHER, BORROWER WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER, IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY SPECIAL, EXEMPLARY, PUNITIVE, CONSEQUENTIAL OR OTHER DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. BORROWER ACKNOWLEDGES AND AGREES THAT THIS SECTION IS A SPECIFIC AND MATERIAL ASPECT OF THIS AGREEMENT AND THAT BANK WOULD NOT EXTEND CREDIT TO BORROWER IF THE WAIVERS SET FORTH IN THIS SECTION WERE NOT A PART OF THIS AGREEMENT.

     8.11. Prejudgment Remedy Waiver. BORROWER HEREBY REPRESENTS, COVENANTS AND AGREES THAT THE PROCEEDS OF THE LOAN SHALL BE USED FOR GENERAL COMMERCIAL PURPOSES AND THAT THE LOAN IS A "COMMERCIAL TRANSACTION" AS DEFINED BY THE STATUTES OF THE STATE OF CONNECTICUT. BORROWER HEREBY WAIVES ALL RIGHTS TO NOTICE AND PRIOR COURT

HEARING OR COURT ORDER UNDER CONNECTICUT GENERAL STATUTES, SECTIONS 52-278a et seq., AS AMENDED, OR UNDER ANY OTHER STATE OR FEDERAL LAW WITH RESPECT TO ANY AND ALL PREJUDGMENT REMEDIES BANK MAY EMPLOY TO ENFORCE ITS RIGHTS AND REMEDIES HEREUNDER. MORE SPECIFICALLY, BORROWER ACKNOWLEDGES THAT BANK'S ATTORNEY MAY, PURSUANT TO CONNECTICUT GENERAL STATUTES, SECTION 52-278f, ISSUE A WRIT FOR A PREJUDGMENT REMEDY WITHOUT SECURING A COURT ORDER. BORROWER ACKNOWLEDGES AND RESERVES ITS RIGHT TO NOTICE AND A HEARING SUBSEQUENT TO THE ISSUANCE OF A WRIT FOR PREJUDGMENT REMEDY BY BANK'S ATTORNEY, AND BANK ACKNOWLEDGES BORROWER'S RIGHT TO SAID HEARING SUBSEQUENT TO THE ISSUANCE OF SAID WRIT. BORROWER FURTHER HEREBY WAIVES ANY REQUIREMENT OR OBLIGATION OF BANK TO POST A BOND OR OTHER SECURITY IN CONNECTION WITH ANY PREJUDGMENT REMEDY OBTAINED BY BANK AND WAIVES ANY OBJECTIONS TO ANY PREJUDGMENT REMEDY OBTAINED BY BANK BASED ON ANY OFFSETS, CLAIMS, DEFENSES OR COUNTERCLAIMS OF BORROWER OR ANY OTHER OBLIGATED PARTY TO ANY ACTION BROUGHT BY BANK. BORROWER ACKNOWLEDGES AND AGREES THAT ALL OF THE WAIVERS CONTAINED IN THIS SECTION HAVE BEEN MADE KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND INTELLIGENTLY, AND WITH THE ADVICE OF ITS COUNSEL.

    IN WITNESS WHEREOF, Borrower and Bank, intending to be legally bound, have duly executed and delivered this Loan
Agreement as of the day and year first above written.


WITNESS:                      BORROWER:

                              ENERGY RESEARCH CORPORATION


                              By:
Name:                         Name:
Title:                        Title:
                              Address:  3 Great Pasture Road

                                        Danbury, CT   06810

                              BANK:

                              FIRST UNION BANK OF
CONNECTICUT


                              By:
Name:                         Name:  Diane Chamberlain
Title:                        Title: Vice President
                              Address:  300 Main Street
                                        P.O. Box 700
                                        CT2007
                                        Stamford, CT
06904-0700
                                        Attn: Anne S. Wilson
                                              Vice President

                                       Commercial Loan - CT

                      TERM LOAN AGREEMENT


     LOAN AGREEMENT dated June 28, 1996 (together with any amendments or modifications hereto in effect from time to time, the "Agreement"), between FIRST UNION BANK OF
CONNECTICUT ("Bank") and FUEL CELL MANUFACTURING CORPORATION
("Borrower").

     Bank has agreed to make a loan to Borrower and Borrower has agreed to accept the loan proceeds in the principal amount of Six Hundred Thousand and 00/100 Dollars ($600,000.00) (the "Loan"), on the terms and conditions set forth herein. The Loan shall be evidenced by a Term Note of even date herewith from Borrower to Bank (the "Note").

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, Bank and Borrower agree as follows:

1.   DEFINITIONS

     1.1. "Affiliate" means First Union Corporation and any of its direct and indirect affiliates and subsidiaries.

     1.2. "Commitment Letter" means the commitment letter dated April 26, 1996 pursuant to which Bank committed to make the Loan to Borrower.

     1.3.  "General Security Agreement" means that certain
General Security Agreement entered into between Borrower and Bank, dated of even date herewith.

     1.4.  "Guarantor" means Energy Research Corporation and
Fuel Cell Engineering Corporation, collectively.

     1.5. "Liabilities" means, collectively: (i) the repayment of all sums due under the Note (and all extensions, renewals, replacements, substitutions, amendments and modifications thereof) and the other Loan Documents, including, without limitation, principal, interest, fees, late charges and expenses, including attorneys' fees and/or allocated fees of Bank's in-house legal counsel; (ii) the repayment of all indebtedness incurred or arising pursuant to the provisions of the Mortgage; and (iii) the performance of all terms, conditions and covenants set forth in the Loan Documents.

     1.6. "Loan Documents" means, collectively, this Agreement, the Note, that certain Guaranty and Suretyship
Agreement (if any), of even date herewith from Guarantor to Bank (the "Guaranty"), that certain Open-End Mortgage and
Security Agreement of even date herewith from Energy
Research Corporation to Bank (the "Mortgage"), General
Security Agreements from Borrower and Energy Research
Corporation, and any other guaranty, document, certificate or instrument executed by Borrower, Guarantor or any other obligated party in connection with the Loan, together with all amendments, modifications, renewals or extensions thereof.

     1.7. "Mortgaged Premises" means the real, personal and mixed property described in the Mortgage as the "Mortgaged
Premises" and located at 1 & 3 Great Pasture Road, Danbury,
Connecticut.


2.   THE LOAN

     2.1. Terms of Loan. Bank agrees to make the Loan to Borrower on the date hereof on the terms and conditions hereinafter set forth. The Loan will bear interest at the rate and will be repaid as set forth in the Note.

     2.2. Use of Loan Proceeds. Borrower shall use the proceeds of the Loan only for the following purpose: To repay the existing term loan held by Fleet National Bank.

     2.3. Incorporation. All of the Loan Documents are hereby made a part of this Agreement to the extent and with the same effect as if fully set forth herein.

3. CONDITIONS PRECEDENT. Bank's obligations hereunder are conditioned upon the fulfillment to Bank's satisfaction of each of the following conditions precedent:

     3.1. Borrower shall have delivered or caused to be delivered to Bank each of the Loan Documents, in form and substance satisfactory to Bank, duly executed by Borrower or Guarantor, as applicable;

     3.2. Borrower shall have delivered or caused to be delivered to Bank each of the other documents, certificates and instruments required by the Commitment Letter on or prior to the date hereof, each in form and substance satisfactory to Bank; and

     3.3. Each of the other conditions contained in the Commitment Letter shall have been satisfied.

4. REPRESENTATIONS AND WARRANTIES Borrower represents and warrants as of the date hereof and, unless otherwise indicated, at all times hereafter until the Liabilities are fully paid and performed, as follows:

     4.1. Organization, Powers. Borrower (i) is a corporation, duly organized, validly existing and in good standing under the laws of the state of its organization, and is authorized to do business in each other jurisdiction wherein its ownership of property or conduct of business legally requires such authorization; (ii) has the power and authority to own its properties and assets and to carry on its business as now being conducted and as now contemplated; and (iii) has the power and authority to execute, deliver and perform all of its obligations under each Loan Document to which it is a party.

     4.2. Execution of Loan Documents. Each of the Loan Documents to which Borrower is a party have been duly executed and delivered by Borrower. Execution, delivery and performance of each of the Loan Documents to which Borrower is a party will not: (i) violate any of its organizational documents, provision of law, order of any court, agency or instrumentality of government, or any provision of any indenture, agreement or other instrument to which it is a party or by which it or any of its properties is bound; (ii) result in the creation or imposition of any lien, charge or encumbrance of any nature, other than the liens created by the Loan Documents; and (iii) require any authorization, consent, approval, license, exemption of, or filing or registration with, any court or governmental authority.

     4.3.  Obligations of Borrower. Each of the Loan
Documents to which Borrower is a party is the legal, valid and binding obligation of Borrower, enforceable against it in accordance with their terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other laws or equitable principles relating to or affecting the enforcement of creditors' rights generally. Borrower is obtaining the Loan for commercial purposes.

     4.4. Litigation; Compliance with Laws. There is no action, suit, or proceeding at law or in equity or by or before any governmental authority, agency or other instrumentality now pending or, to the knowledge of Borrower, threatened against or affecting Borrower or any of its properties or rights which, if adversely determined, would materially impair or affect: (i) the value of any collateral securing the

Liabilities; (ii) Borrower's right to carry on its business substantially as now conducted (and as now contemplated);
(iii) its financial condition; or (iv) its capacity to consummate and perform its obligations under the Loan
Documents to which Borrower is a party. Borrower is in substantial compliance with all laws, ordinances, rules, regulations and requirements which materially affect
Borrower, its assets or the operation of its business, and is not in violation of or in default with respect to any order, writ, injunction, decree or demand of any court or governmental authority.

     4.5. Payment of Taxes. Borrower has filed or caused to be filed all federal, state and local tax returns which are required to be filed, and has paid or caused to be paid all taxes as shown on said returns or on any assessment received by it, to the extent that such taxes or assessments have become due, except such that are contested in good faith by Borrower by appropriate proceedings and for which adequate reserves have been established. Borrower is not aware of any material unasserted claims for prior taxes against it for which adequate reserves satisfactory to Bank have not been established.

     4.6. No Defaults. Borrower is not in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained herein or in any material agreement or instrument to which it is a party or by which it or any of its properties is bound. No Event of Default or event which, with the giving of notice and/or lapse of time, would constitute an Event of Default has occurred and is continuing or would result from making the Loan.

     4.7. Financial Statements. All financial statements delivered by Borrower to Bank, are true, correct and complete in all material respects, fairly represent
Borrower's financial condition as of the date hereof and thereof, and no information has been omitted which would make the information previously furnished misleading or incorrect in any material respect.

     4.8. No Material Adverse Change. As of the date hereof, there has been no material adverse change in the financial condition, operations, affairs, prospects, or business of Borrower from the date of the most recent financial statements provided by Borrower to Bank.

     4.9. No Untrue Statements. No Loan Document or other document, certificate or statement furnished to Bank by or on behalf of Borrower contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein not misleading. It is specifically understood by Borrower that all such statements, representations and warranties shall be deemed to have been relied upon by Bank as an inducement to make the Loan to Borrower.

     4.10. Title to Property. Borrower has good and marketable title to all of its properties and assets listed in the most recent financial statements delivered to Bank on or prior to the date hereof, except as otherwise expressly described in said financial statements, and except those properties and assets disposed of since the date of said financial statements in the ordinary course of business.

     4.11. ERISA. No employee benefit plan established or maintained by the Borrower which is subject to the Employee Retirement Income Security Act 29 U.S.C. 1001 et seq. ("ERISA") has an accumulated funding deficiency (as such term is defined under ERISA). No material liability to the Pension Benefit Guaranty Corporation (or any successor thereto under ERISA) has been incurred by the Borrower with respect to any such plan and no Reportable Event under ERISA has occurred. The Borrower has no actual or anticipated liability under Section 4971 of the Internal Revenue Code ("Code") (relating to tax on failure to meet the minimum funding standard of Section 412 of the Code) with respect to any employee benefit plan to which it contributes but which is not maintained or established by it.

5.   COVENANTS

     5.1. Optional Hedge. Borrower may hedge the Loan's floating interest expense for the full term of the Loan by maintaining either: (i) the Swap Agreement; or (ii) a comparable interest rate swap agreement with Bank or other counterparty acceptable to Bank in a notional amount equal to the then principal balance of the Loan and providing for a fixed rate sufficient to satisfy the Debt Service Coverage Ratio requirement set forth below, and containing such other terms and conditions as shall be reasonably acceptable to Bank.


     5.2. Mergers, Restructure. Borrower shall not merge into, consolidate with or into, or sell, assign, lease or otherwise dispose of (whether in one transaction or a series of transactions) all or substantially all of its assets (now owned or hereafter acquired) to any person or entity, without the prior written consent of Bank.

     5.3. Maintenance of Business. Borrower shall: (i) continue to remain in and operate substantially the same line of business presently engaged in by it; (ii) not suspend transaction of its usual business; (iii) conduct its business in an orderly, efficient and customary manner; (iv) substantially comply with all materially laws, ordinances, rules, regulations and requirements and shall maintain its business, properties and assets necessary to conduct its business in substantial compliance with all applicable material governmental laws, ordinances, approvals, rules, regulations and requirements, including without limitation, zoning, sanitary, pollution, building, environmental and safety laws and ordinances, and the rules and regulations promulgated thereunder; and (v) not remove, demolish, materially alter, discontinue the use of, sell, transfer, assign, hypothecate, pledge or otherwise dispose of any part of its properties and assets necessary for the continuance of its business, as presently conducted and as presently contemplated, other than in the normal course of its business.

     5.4. Books and Records. Borrower shall keep and maintain complete and accurate books and records in accordance with generally accepted accounting principles consistently applied, reflecting all of the financial affairs of Borrower. Borrower shall permit representatives of Bank to examine and audit Borrower's (and its parent's and its subsidiaries') books and records, to inspect Borrower's facilities and properties, and to discuss Borrower's financial condition and the contents of Borrower's financial statements with Borrower's accountants.

     5.5.  Financial Statements; Compliance Certificate.

           5.5.1.  Borrower shall furnish to Bank the
following financial information, in each instance prepared in accordance with generally accepted accounting principles consistently applied:

                   (i)  Not later than ninety (90) days
after the end of each fiscal year or ten (10) days after the filing of same with the Securities and Exchange Commission, as applicable, either (a) audited annual consolidated and consolidating financial statements of Borrower and Guarantor including, without limitation, a balance sheet, profit and loss statement and statements of income and cash flows and any other information requested by Bank, prepared by a certified public accountant acceptable to Bank, or (b) a copy of Borrower's form 10-K as filed with the Securities and Exchange Commission, together with, in either case, all supporting schedules, including, without limitation, accounts receivable and accounts payable aging reports in form, scope, substance and level of detail satisfactory to the Bank.

                   (ii)  Not later than thirty (30) days
after the end of each fiscal quarter or ten (10) days after the filing of same with the Securities and Exchange
Commission, as applicable, copies of the Form 10-Q for Borrower as filed with the Securities and Exchange
Commission, with all supporting
schedules. The supporting schedules shall include, without limitation, accounts receivable and accounts payable aging reports, in form, scope, substance and level of detail satisfactory to the Bank.

                   (iii)  Not later than thirty (30) days
after filing with the Internal Revenue Service or the appropriate state taxing authority, as the case may be, a true and complete copy of all federal and state tax returns, including all schedules, of Borrower and Guarantor and for any such return not timely filed, copies of all extension requests.

                    (iv)  Not later than fifteen (15) days
after execution, copies of all permitted new or modified leases of the Mortgaged Premises.

                     (v)  Such other information respecting
the operations of Borrower and/or the Mortgaged Premises as Bank may from time to time reasonably request.

          5.5.2. Borrower shall furnish to Bank, with each set of financial statements described in Section 5.5.1. above, a compliance certificate signed by Borrower's chief financial officer certifying that: (i) all representations and warranties of Borrower set forth in this Agreement or any other Loan Document remain true and correct; (ii) none of the covenants of Borrower contained in this Agreement or any other Loan Document has been breached; and (iii) to its knowledge, no event has occurred which constitutes an Event of Default or, with the giving of notice or the passage of time, or both, would constitute an Event of Default under this Agreement or any other Loan Document. In addition, Borrower shall promptly notify Bank of the occurrence of any default, Event of Default, pending or threatened adverse litigation or material adverse change in its financial condition.

     5.6. Taxes and Other Charges. Borrower shall prepare and timely file all federal, state and local tax returns required to be filed by Borrower and promptly pay and discharge all taxes, assessments, water and sewer rents, and other governmental charges, imposed upon Borrower or on any of Borrower's property when due, but in no event after interest or penalties commence to accrue thereon or become a lien upon such property, except for those taxes, assessments, water and sewer rents, and other governmental charges then being contested in good faith by Borrower by appropriate proceedings and for which Borrower has established on its books or by deposit of cash with Bank at the option of Bank, a reserve for the payment thereof in such amount as Bank may require, and so long as such contest: (i) operates to prevent collection, stay any proceedings which may be instituted to enforce payment of such item, and prevent a sale of Borrower's property to pay such item; (ii) is maintained and prosecuted with due diligence; and (iii) shall not have been terminated or discontinued adversely to Borrower. Borrower shall submit to Bank, upon request, an affidavit signed by Borrower certifying that all federal, state and local income tax returns have been filed to date and all real property taxes, assessments and other governmental charges with respect to Borrower's properties have been paid to date. Notwithstanding the foregoing, the Bank agrees that no such reserve will be required in connection with the currently pending suit against the Department of Revenue Services filed in the Connecticut Superior Court, Judicial District of Hartford/New Britain at Hartford, including the pendency of any appeals in connection therewith.

     5.7.  Indemnification.

           5.7.1. Borrower hereby indemnifies and agrees to protect, defend and hold harmless Bank, any entity which "controls" Bank within the meaning of Section 15 of the Securities Act of 1933, as amended, or is under common control with Bank, and any member, officer, director, official, agent, employee or attorney of Bank, and their respective heirs, administrators, executors, successors and assigns (collectively, the "Indemnified Parties"), from and against any and all losses, damages, expenses or liabilities of any kind or nature and from any suits, claims or demands, including reasonable attorneys' fees incurred in investigating or defending such claim, suffered by any of them and caused by, relating to, arising out of, resulting from, or in any way connected with the Loan Documents or the transactions contemplated therein (unless determined by a final judgment of a court of competent jurisdiction to have been caused solely by the gross negligence or willful misconduct of the Indemnified Parties) including, without limitation: (i) disputes with any architect, general contractor, subcontractor, materialman or supplier, or on account of any act or omission to act by Bank in connection with the Mortgaged Premises; (ii) losses, damages (including consequential damages), expenses or liabilities sustained by Bank in connection with any environmental inspection, monitoring, sampling or cleanup of the Mortgaged Premises required or mandated by any applicable environmental law; (iii) any untrue statement of a material fact contained in information submitted to Bank by Borrower or the omission of any material fact necessary to be stated therein in order to make such statement not misleading or incomplete; (iv)the failure of Borrower to perform any obligations herein required to be performed by Borrower; and (v) the ownership, construction, occupancy, operation, use or maintenance of the Mortgaged Premises.

          5.7.2.  In case any action shall be brought
against Bank or any other Indemnified Party in respect to which indemnity may be sought against Borrower, Bank or such other Indemnified Party shall promptly notify Borrower and Borrower shall assume the defense thereof, including the employment of counsel selected by Borrower and satisfactory to Bank, the payment of all costs and expenses and the right to negotiate and consent to settlement. The failure of Bank to so notify Borrower shall not relieve Borrower of any liability it may have under the foregoing indemnification provisions or from any liability which it may otherwise have to Bank or any of the other Indemnified Parties. Bank shall have the right, at its sole option, to employ separate counsel in any such action and to participate in the defense thereof, all at Borrower's sole cost and expense. Borrower shall not be liable for any settlement of any such action effected without its consent, but if settled with Borrower's consent, or if there be a final judgment for the claimant in any such action, Borrower agrees to indemnify and save harmless Bank from and against any loss or liability by reason of such settlement or judgment.

           5.7.3. The provisions of this Section 5.7 shall survive the repayment or other satisfaction of the Liabilities.

     5.8. Financial Covenants. Borrower shall comply with each of the following financial covenants:

           5.8.1. Borrower shall not permit Tangible Net Worth of Borrower and Guarantor, on a consolidated basis, at any time to be less than $8,600,000. "Tangible Net Worth" is defined, at any date as (i) the aggregate amount at which all assets of the Borrower and Guarantor, on a consolidated basis, would be shown on a balance sheet at such date after deducting capitalized research and development costs, capitalized interest, goodwill, patents, trademarks, trade names, copyrights, service works, franchises, licenses, amounts owing from officers, directors, shareholders, principals, partners or affiliates of the Borrower and any investments in any entities owned or controlled by any of the foregoing, and such other assets as are properly classified as "intangible assets" less (ii) Total Liabilities. For the fiscal year ending October 31, 1996, Tangible Net Worth shall equal or exceed $8,950,000.00. For each fiscal year thereafter, Tangible Net Worth shall increase over the immediately preceding fiscal year by not
less than $600,000.   "Total Liabilities" is defined at any
date as all liabilities of the Borrower and Guarantor, on a consolidated basis, including capitalized leases and all reserves for deferred taxes and other deferred sums, which would properly appear on the liabilities side of a balance sheet in accordance with Generally Accepted Accounting Principles ("GAAP") applied on a consistent basis.

          5.8.2.  Borrower shall not permit the ratio of
Total Liabilities to Tangible Net Worth of Borrower and
Guarantor, on a consolidated basis, at any time to exceed
1.5:1.0.

          5.8.3. Borrower shall at all times maintain at the end of each fiscal quarter of Borrower a Debt Service Coverage Ratio of Borrower and Guarantor, on a consolidated basis, of not less than 2.5. to 1.0. Debt Service Coverage Ratio is defined as:

                     EBITDA - Main Cap Ex
                _______________________________
               CMLTD + CPCLO + interest expense


where:

EBITDA means earnings before interest, taxes, depreciation and amortization for the one year period ending on the date of determination;

CMLTD means current maturities of long term debt;

CPCLO means current portion of capital lease obligations;
and

Main. Cap Ex means that portion of capital expenditures for the one year period ending on the date of determination necessary for property, plant and equipment to maintain existing revenue levels

          5.8.4.  Retained Earnings of Borrower and
Guarantor, on a consolidated basis determined in accordance with GAAP, shall increase annually by an amount not less than $350,000.

          5.8.5.  Borrower shall maintain its primary
operating accounts at Bank.

          5.8.6.  Borrower shall maintain a Loan to
Liquidation Value Ratio of not more than 75%. Loan to Liquidation Value Ratio means the outstanding principal balance of the Loan at the time in question divided by the then current fair market value of the machinery and equipment included in the Collateral (as defined in the General Security Agreement) in which the Bank has a first priority security interest, as determined by Bank in its reasonable business judgment.

          5.8.7. Borrower and Guarantor, on a consolidated basis, shall not make any loans or advances to any other person or entity other than any Guarantor in excess of $250,000 annually without the express written consent of the Bank, which shall not be unreasonably withheld.

          5.8.8. Except for obligations to the Bank or any Affiliate and except for obligations in relation to Permitted Liens (as defined in Section 5.13), Borrower and Guarantor, on a consolidated basis, shall not create, incur, assume or permit to exist any indebtedness for borrowed money, for the deferred purchase price of property or services, for reimbursement of letters of credit issued by others, or any other indebtedness evidenced by a note, bond or other instrument, in excess of $250,000 annually without the express written consent of the Bank, which shall not be unreasonably withheld.

          5.8.9. Borrower shall not assume, guarantee, endorse or otherwise become directly or contingently liable for the obligations of any other person or entity except for obligations of any Guarantor, which obligations do not violate any duty or obligation of such Guarantor to the Bank and except by endorsement of negotiable instruments for deposit or collection in the ordinary course of business.

          5.8.10.  All amounts due from Borrower to
affiliates and/or shareholders of Borrower shall be fully subordinated in writing to all obligations of Borrower to the Bank on terms satisfactory to the Bank.

     5.9. Contracts. Borrower shall not cancel any of the Borrower's contracts with the Department of Energy, for any reason. On a quarterly basis, Borrower will provide Bank with an updated schedule of contracts indicating face value and percentage of completion along with a re-affirmation that all contracts are in full force and effect in terms of each parties' contractual obligations.

     5.10. Default on Other Contracts or Obligations. Borrower shall not default on any material contract with, or obligations due to any third party, or default in the performance of any material obligation to a third party incurred for money borrowed, which default has a material adverse effect on Borrower and its business.

     5.11. Judgment Entered. Borrower shall not permit the entry of any money judgment or the assessment against, the filing of any tax lien against, or the issuance of any writ of garnishment or attachment against any property of or debts due Borrower or Guarantor except such that are contested in good faith by Borrower by appropriate proceedings and for which adequate reserves have been established.

     5.12. Change of Fiscal Year. Borrower shall not change its fiscal year without the express written consent of the Bank.


     5.13. Encumbrances. Borrower shall not create any mortgage, security deed, deed of trust, pledge, lien, charge or other encumbrance on any of its assets, whether now owned or hereafter acquired other than (i) security interests required by the Loan Documents; (ii) liens for taxes contested in good faith; (iii) liens accruing by law for employee benefits (other than liens arising under ERISA);
(iv) existing liens listed on Schedule 5.13 attached hereto and liens as to which the Bank has given its express prior written consent; or (v) liens which secure obligations permitted pursuant to Section 5.8.8. ("Permitted Liens").

     5.14. Investments. Borrower shall not purchase or acquire any stock, securities, or evidence of indebtedness of any other person or entity except investments in direct obligations of the United States Government and certificates of deposit of United States commercial banks having a tier 1 capital ratio of not less than 6% and then in an amount not exceeding 10% of the issuing bank's unimpaired capital and surplus.

     5.15. Notice of Certain Events. Borrower shall promptly give written notice to the Bank of (i) the details of any Reportable Events (as defined in ERISA) which have occurred; (ii) the occurrence of any event which alone or with notice, the passage of time, or both, would constitute an Event of Default; (iii) the commencement of any proceeding or litigation which, if adversely determined, would adversely affect its financial condition or ability to conduct its business; and (iv) the formation of any subsidiary of the Borrower after the date of this Agreement, which notice shall be accompanied by the resolution of the Board of Directors of such subsidiary authorizing such subsidiary to execute a guaranty of the Liabilities, satisfactory in form and substance to the Bank, together with such guaranty duly executed by such subsidiary.

     5.16. Preservation of Property; Insurance. Borrower shall keep and maintain, and require its subsidiaries to keep and maintain, all of its and their property and assets in good order and repair, maintain extended coverage, general liability, business interruption, hazard, property and other insurance in amounts deemed sufficient by the Bank and as is customary for businesses similar to the Borrower's business, and deliver to the Bank certificates of all such insurance in effect; and cause all such policies covering any collateral and business interruption to contain loss payee endorsements in favor of the Bank and to be subject to cancellation or reduction in coverage only upon 30 days prior written notice thereof to the Bank at its address set forth in this Agreement.

     5.17. Accounts. Borrower shall not sell, assign, transfer or dispose of any of its accounts or notes receivable, with or without recourse, except to the Bank.

     5.18. Sale-Leaseback Transactions. Borrower shall not enter into any sale-leaseback transaction or any transaction howsoever termed which would have the same or substantially the same result or effect as a sale-leaseback.

     5.19. Prepayment of Other Indebtedness. Borrower shall not prepay any material amounts not required to be prepaid, except to the Bank or any Affiliate, or cause or permit to be accelerated any material amounts on any outstanding indebtedness now existing or hereafter arising;

6.   EVENTS OF DEFAULT AND REMEDIES

     6.1    Each of the following shall constitute a default
(each, an "Event of Default") hereunder:

            6.1.1. Non-payment when due of any sum required to be paid to Bank under any of the Loan Documents;

            6.1.2.  A breach of the covenants contained in
Sections 5.2., 5.3., 5.6., 5.8., 5.9., 5.10., 5.11., 5.12.,
5.13. or 5.14.hereof;

            6.1.3. A breach by Borrower of any other term, covenant, condition, obligation or agreement under this Agreement, and the continuance of such breach for a period of fifteen (15) days after written notice thereof shall have been given to Borrower;


            6.1.4.  Any representation or warranty made by
Borrower or Guarantor in this Agreement or any other Loan
Document shall prove to be false, incorrect or misleading in any material respect as of the date when made;

            6.1.5.  An Event of Default under any of the
other Loan Documents.

            6.1.6.  An Event of Default under that certain
Loan Agreement by and between Energy Research Corporation and Bank of even date herewith.

            6.1.7. The filing by or against Borrower or any Guarantor of a petition seeking relief, or the granting of relief, under the Federal Bankruptcy Code or any similar federal or state statute; any assignment for the benefit of creditors made by Borrower or any Guarantor; the appointment of a custodian, receiver, liquidator or trustee for Borrower or any Guarantor or for any of the property of Borrower or any Guarantor, or any action by Borrower or any Guarantor to effect any of the foregoing; or if Borrower or any Guarantor becomes insolvent (however defined) or is not paying its debts generally as they become due;

            6.1.8.  The death, dissolution, liquidation,
merger, consolidation or reorganization of Borrower or any Guarantor, or the institution of any proceeding to effect any of the foregoing;

            6.1.9.  A material deterioration in the
financial condition of Borrower or any Guarantor or the occurrence of any event which, in the reasonable opinion of the Bank, impairs the financial responsibility of Borrower or any Guarantor and their ability to repay the Liabilities;

     6.2. Upon or at any time after the occurrence of an Event of Default, Bank may exercise any right, power or remedy permitted by law or as set forth in any of the Loan
Documents including, without limitation, the right to declare the entire unpaid amount of this Loan immediately due and payable (provided that, in the cae of an Event of Default described in 6.1.7 above, the entire unpaid amount of the Loan shall immediately and automatically be due and payable) without presentment, demand, notice of any kind, protest or notice of protest, all of which are expressly waived, notwithstanding anything to the contrary contained in any of the Loan Documents.

7.  CONTINUING ENFORCEMENT OF AGREEMENT.

    If, after receipt of any payment of all or any part of the Liabilities, Bank is compelled or agrees, for settlement purposes, to surrender such payment to any person or entity for any reason (including, without limitation, a determination that such payment is void or voidable as a preference or fraudulent conveyance, an impermissible setoff, or a diversion of trust funds), then this Agreement and the other Loan Documents shall continue in full force and effect, and Borrower shall be liable for, and shall indemnify, defend and hold harmless Bank with respect to the full amount so surrendered. The provisions of this Section shall survive the termination of this Agreement and the other Loan Documents and shall remain effective notwithstanding the payment of the Liabilities, the cancellation of the Note or any other Loan Document, the release of any security interest, lien or encumbrance securing the Liabilities or any other action which Bank may have taken in reliance upon its receipt of such payment.
Any cancellation, release or other such action by Bank shall be deemed to have been conditioned upon any payment of the Liabilities having become final and irrevocable.

8.   MISCELLANEOUS

     8.1.  Integration. This Agreement and the other Loan
Documents constitute the sole agreement of the parties with respect to the transaction contemplated hereby and supersede all oral negotiations and prior writings with respect thereto.

     8.2. Attorneys' Fees and Expenses. Borrower shall pay all of the Bank's attorneys' fees and other costs incurred in connection with this transaction. If Bank retains the services of counsel by reason of a claim of a default or an Event of Default hereunder or under any of the other Loan Documents, or on account of any matter involving this Agreement, or for examination of matters subject to Bank's approval under the Loan Documents, all costs of suit and collection and all reasonable attorneys' fees (and/or allocated fees of Bank's in-house legal counsel) and such other reasonable expenses so incurred by Bank shall forthwith, on demand, become due and payable and shall be secured hereby.

     8.3. No Implied Waiver. Bank shall not be deemed to have modified or waived any of its rights or remedies hereunder unless such modification or waiver is in writing and signed by Bank, and then only to the extent specifically set forth therein. A waiver in one event shall not be construed as continuing or as a waiver of or bar to such right or remedy on a subsequent event.

     8.4.  Partial Invalidity. The invalidity or
unenforceability of any one or more provisions of this Agreement shall not render any other provisions herein contained invalid or unenforceable. In lieu of any invalid or unenforceable provision, there shall be added automatically a valid and enforceable provision as similar in terms to such invalid or unenforceable provision as may be possible.

     8.5. Binding Effect. The covenants, conditions, waivers, releases and agreements contained in this Agreement shall bind, and the benefits thereof shall inure to, the parties hereto and their respective heirs, executors, administrators, successors and assigns; provided, however, that this Agreement cannot be assigned by Borrower without the prior written consent of Bank, and any such assignment or attempted assignment by Borrower shall be void and of no effect with respect to Bank.

     8.6. Modifications. This Agreement may not be supplemented, extended, modified or terminated except by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

     8.7. Jurisdiction. Borrower irrevocably appoints each and every owner, partner and/or officer of Borrower as its attorneys upon whom may be served any notice, process or pleading in any action or proceeding against it arising out of or in connection with this Agreement or any other Loan Document. Borrower hereby consents that any action or proceeding against it may be commenced and maintained in any court within the State of Connecticut or in the United States District Court for the District of Connecticut or, at the option of Bank, any court in which Bank shall initiate legal or equitable proceedings and which has subject matter jurisdiction over the matter in controversy, and that such action or proceeding may be commenced by service of process on any such owner, partner and/or officer. Borrower agrees that the courts of the State of Connecticut and the United States District Court for the District of Connecticut shall have jurisdiction with respect to the subject matter hereof and the person of Borrower and all collateral securing the obligations of Borrower. Borrower hereby further consents to personal jurisdiction in any other court in which Bank shall initiate legal or equitable proceedings and which has subject matter jurisdiction over the matter in controversy. Borrower hereby waives personal service of the summons and complaint or other process or papers issued in any proceeding of the type described in this Section 8.7 and agrees that service of such summons and complaint, or other process or papers may be made by regular or certified mail addressed to Borrower at the address of Borrower set forth herein. Borrower agrees not to assert any defense to any proceeding initiated by Bank based upon improper venue or inconvenient forum. Borrower agrees that any action brought by Borrower shall be commenced and maintained only in a court in the federal judicial district or county in which Bank has a place of business in Connecticut.

     8.8. Notices. All notices and communications under this Agreement shall be in writing and shall be given by either (a) hand-delivery, (b) first class mail (postage prepaid), or (c) reliable overnight commercial courier (charges prepaid) to the addresses listed in this Agreement. Notice shall be deemed to have been given and received: (i) if by hand delivery, upon delivery; (ii) if by mail, three
(3) calendar days after the date first deposited in the United States mail; and (iii) if by overnight courier, on the date scheduled for delivery. A party may change its address by giving written notice to the other party as specified herein.


     8.9. Governing Law. This Agreement shall be governed by and construed in accordance with the substantive laws of the State of Connecticut without reference to conflict of laws principles.

     8.10. Waiver of Jury Trial. BORROWER AND BANK AGREE THAT ANY SUIT, ACTION OR PROCEEDING, WHETHER CLAIM OR COUNTERCLAIM, BROUGHT BY BANK OR BORROWER ON OR WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE DEALINGS OF THE PARTIES WITH RESPECT HERETO OR THERETO, SHALL BE TRIED ONLY BY A COURT AND NOT BY A JURY. BANK AND BORROWER EACH HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND INTELLIGENTLY, AND WITH THE ADVICE OF THEIR RESPECTIVE COUNSEL, WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION OR PROCEEDING. FURTHER, BORROWER WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER, IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY SPECIAL, EXEMPLARY, PUNITIVE, CONSEQUENTIAL OR OTHER DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. BORROWER ACKNOWLEDGES AND AGREES THAT THIS SECTION IS A SPECIFIC AND MATERIAL ASPECT OF THIS AGREEMENT AND THAT BANK WOULD NOT EXTEND CREDIT TO BORROWER IF THE WAIVERS SET FORTH IN THIS SECTION WERE NOT A PART OF THIS AGREEMENT.

     8.11. Prejudgment Remedy Waiver. BORROWER HEREBY REPRESENTS, COVENANTS AND AGREES THAT THE PROCEEDS OF THE
LOAN SHALL BE USED FOR GENERAL COMMERCIAL PURPOSES AND THAT
THE LOAN IS A "COMMERCIAL TRANSACTION" AS DEFINED BY THE STATUTES OF THE STATE OF CONNECTICUT. BORROWER HEREBY WAIVES ALL RIGHTS TO NOTICE AND PRIOR COURT HEARING OR COURT ORDER UNDER CONNECTICUT GENERAL STATUTES, SECTIONS 52-278a et seq., AS AMENDED, OR UNDER ANY OTHER STATE OR FEDERAL LAW
WITH RESPECT TO ANY AND ALL PREJUDGMENT REMEDIES BANK MAY EMPLOY TO ENFORCE ITS RIGHTS AND REMEDIES HEREUNDER. MORE SPECIFICALLY, BORROWER ACKNOWLEDGES THAT BANK'S ATTORNEY
MAY, PURSUANT TO CONNECTICUT GENERAL STATUTES, SECTION 52-278f, ISSUE A WRIT FOR A PREJUDGMENT REMEDY WITHOUT SECURING
A COURT ORDER. BORROWER ACKNOWLEDGES AND RESERVES ITS RIGHT
TO NOTICE AND A HEARING SUBSEQUENT TO THE ISSUANCE OF A WRIT FOR PREJUDGMENT REMEDY BY BANK'S ATTORNEY, AND BANK ACKNOWLEDGES BORROWER'S RIGHT TO SAID HEARING SUBSEQUENT TO
THE ISSUANCE OF SAID WRIT. BORROWER FURTHER HEREBY WAIVES
ANY REQUIREMENT OR OBLIGATION OF BANK TO POST A BOND OR
OTHER SECURITY IN CONNECTION

WITH ANY PREJUDGMENT REMEDY OBTAINED BY BANK AND WAIVES ANY
OBJECTIONS TO ANY PREJUDGMENT REMEDY OBTAINED BY BANK BASED
ON ANY OFFSETS, CLAIMS, DEFENSES OR COUNTERCLAIMS OF
BORROWER OR ANY OTHER OBLIGATED PARTY TO ANY ACTION BROUGHT
BY BANK. BORROWER ACKNOWLEDGES AND AGREES THAT ALL OF THE
WAIVERS CONTAINED IN THIS SECTION HAVE BEEN MADE KNOWINGLY,
VOLUNTARILY, INTENTIONALLY AND INTELLIGENTLY, AND WITH THE
ADVICE OF ITS COUNSEL.

     IN WITNESS WHEREOF, Borrower and Bank, intending to be legally bound, have duly executed and delivered this Loan
Agreement as of the day and year first above written.


WITNESS:                      BORROWER:

                              FUEL CELL MANUFACTURING CORPORATION

                              By:
Name:                         Name:
Title:                        Title:
                              Address:  3 Great Pasture Road

                                        Danbury, CT   06810

                              BANK:

                              FIRST UNION BANK OF CONNECTICUT


                              By:
Name:                         Name:  Diane Chamberlain
Title:                        Title: Vice President
                              Address:  300 Main Street
                                        P.O. Box 700
                                        CT2007
                                        Stamford, CT   06904-0700
                                        Attn: Anne S. Wilson
                                              Vice President